Exhibit 99.1

  NEWS

FOR RELEASE: Friday, November 15, 2002

Charter Files For 5 Day Extension To File

Third Quarter Financial Statements

ST. LOUIS - Charter Communications, Inc. (Nasdaq: CHTR) today announced it had filed with the Securities and Exchange Commission (SEC) for a five day extension in which to file the third quarter Form 10-Q reports for itself and its subsidiaries Charter Communications Holdings, LLC; CC V Holdings, LLC (Avalon Cable) and Renaissance Media Group LLC.

Charter said the extensions were necessary in order to provide the company additional time to complete the financial statements for the period ended September 30, 2002 to reflect deferred income tax liabilities arising out of certain prior acquisitions. As previously announced, the deferred tax liability account will not impact previously reported revenue, operating cash flow or past or future cash tax obligations. Accordingly, it is not expected to have any cash impact. The Company expects to file its third quarter financial statements and related disclosures with the SEC on or before November 19, 2002.

About Charter Communications

Charter Communications, A Wired World Company™, is among the nation's largest broadband communications companies, currently serving approximately 6.7 million customers in 40 states. Charter provides a full range of advanced broadband services to the home, including cable television on an advanced digital video programming platform marketed under the Charter Digital Cable® brand and high-speed Internet access via Charter Pipeline® .. Commercial high-speed data, video and Internet solutions are provided under the Charter Business NetworksTM brand. Advertising sales and production services are sold under Charter Media.

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More information about Charter can be found at www.charter.com.

Cautionary Statement Regarding Forward-Looking Statements:

This news release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended, regarding, among other things, our plans, strategies and prospects, both business and financial, including the statement under the caption "Looking Ahead." Although we believe that our plans, intentions and expectations reflected in or suggested by these forward-looking statements are reasonable, we cannot assure you that we will achieve or realize these plans, intentions or expectations. Forward-looking statements are inherently subject to risks, uncertainties and assumptions. Many of the forward-looking statements contained in this news release may be identified by the use of forward-looking words such as "believe," "expect," "anticipate," "should," "planned," "will," "may," "intend," "estimated," and "potential," among others. Important factors that could cause actual results to differ materially from the forward-looking statements we make in this news release are set forth in reports or documents that we file from time to time with the United States Securities and Exchange Commission or the SEC, and include, but are not limited to:

  our ability to grow revenues and cash flow by offering advanced products and services;
  our ability to achieve free cash flow
  our ability to maintain and grow the number of basic, digital and modem customers;
  the cost and availability of funding for anticipated capital expenditures for our upgrades, new equipment and facilities;
  our ability to support new advanced services through our plant technology upgrade;
  our ability to compete effectively in a highly competitive and changing environment;
  our ability to obtain programming as needed and at reasonable prices;
  our ability to continue to do business with existing vendors, particularly high-tech companies that do not have a long operating history;
  the results of the pending grand jury inquiry filed by the United States Attorney's Office for the Eastern District of Missouri, as well as other purported class action litigation against the company;
  general business conditions and economic uncertainty; and
  the effects of governmental regulation on our business and our ability to retain local franchises.

All forward-looking statements attributable to us or a person acting on our behalf are expressly qualified in their entirety by this cautionary statement. We are under no obligation to update any of the forward-looking statements after the date of this news release to conform these statements to actual results or to changes in our expectations.

CONTACTS:
Media: David Andersen
314.543.2213
dandersen@chartercom.com

Equity Analysts: Mary Jo Moehle
314.543.2397
mmoehle@chartercom.com

High Yield Analysts: Ralph Kelly
314.543.2388
rkelly@chartercom.com